Exhibit 10.2

[Certain information has been excluded because it both (i) is not material and (ii) is the type the Company treats as private or confidential]

April Amendment

This Amendment (this “Amendment”) is effective as of April 9, 2026 (“Effective Date”), by and between [***] ([***] or the “Holder”) and CV Sciences, Inc., a Delaware corporation (the “Company”), having its principal place of business at 9530 Padgett Street, Suite 107, San Diego, CA 92126, each a “Party” and collectively the “Parties”. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Securities Purchase Agreement, dated as of February 12, 2025, entered between the Parties (as amended, the “Initial Securities Purchase Agreement”) or the Securities Purchase Agreement, dated as of October 6, 2025, entered between the Parties (as amended, the “Second Securities Purchase Agreement” and collectively with the Initial Securities Purchase Agreement, the “Securities Purchase Agreements”), or the Notes (as defined herein) as the case may be.

Recitals

WHEREAS, the Company and the Holder are parties to the Initial Securities Purchase Agreement, pursuant to which the Company issued to the Holder a Senior Secured Convertible Note, which was subsequently amended and restated (as amended and restated, the “Amended and Restated Initial Note”);

WHEREAS, the Company and the Holder are also parties to the Second Securities Purchase Agreement, , pursuant to which the Company issued to the Holder a Senior Secured Convertible Note, which was subsequently amended and restated (as amended and restated, the “Amended and Restated Second Note”, and together with the Amended and Restated Initial Note, the “Notes”);

WHEREAS, the Company and the Holder previously entered into that certain agreement dated as of March 4, 2026 (the “March Amendment”), pursuant to which, among other things, the Notes were amended and restated and the parties agreed to the form of a Senior Secured Convertible Note to be issued on certain conditions set forth in the Notes (the “Third Note”);

NOW, THEREFORE, in consideration of the following and other consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:

(a)
Conversion Price. The Conversion Price set forth in Section 4(b) of each of the Notes is deleted in its entirety and replaced with the following: “This Note shall be convertible at the option of the Holder into shares of common stock of the Company at a fixed conversion price equal to $0.03 (as adjusted hereunder, the “Conversion Price”).” The Conversion Price set forth in Section 4(b) of the Third Note is deleted in its entirety and replaced with the following: “This Note shall be convertible at the option of the Holder into shares of common stock of the Company at a fixed conversion price equal to the lesser of (i) $0.03 and (ii) the closing price of the Common Stock on the day prior to the date of original issuance hereof (as adjusted hereunder, the “Conversion Price”).”

(b)
Maturity Date. The definition of “Maturity Date” set forth in the second paragraph of the Third Note is deleted in its entirety and hereby replaced with the following: “July 6, 2027”. In conjunction therewith, the Note shall be designated as the Senior Secured Convertible Note due July 6, 2027.

(c)
The parties agree to take any an all actions necessary to effectuate or resulting from this Amendment, including, without limitation, increasing the reserve held by Holder to reflect the amendments to the Conversion Prices set forth in paragraph (a) hereof.

(d)
Each party acknowledges that it has been represented by independent legal counsel of its own choice throughout all of the negotiations which preceded the execution of this Amendment and that it has executed this Amendment with the consent and on the advice of such independent legal counsel. The terms of this Amendment have been read and their consequences (including risks, complications, and costs) have been completely explained to each party by that party's attorney. Each party further acknowledges and represents that, in executing this Amendment, it has not relied on any inducements, promises, or representations made by the other party hereto.

(e)
Except as expressly set forth herein, all terms and conditions of the Notes, the Securities Purchase Agreements, the March Amendment, and all other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects.

Each of the undersigned has caused this Amendment to be duly executed and delivered as of the date first written above.

CV Sciences, Inc.

By: __________________________________________

Name: Joseph Dowling
Title: CEO

[***]

By: __________________________________________

Name: [***]
Title: [***]